Barings
Corporate Investors

Report for the
Nine Months Ended September 30, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website http://www.barings.com/MCI, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank).

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account.

1

Adviser

Barings LLC

300 S Tryon St., Suite 2500

Charlotte, NC 28202

Independent Registered Public Accounting Firm

KPMG LLP

Boston, Massachusetts 02110

Counsel to the Trust

Ropes & Gray LLP

Boston, Massachusetts 02111

Custodian

State Street Bank and Trust Company

Boston, Massachusetts 02110

Transfer Agent & Registrar

DST Systems, Inc.

P.O. Box 219086

Kansas City, Missouri 64121-9086

1-800-647-7374

Internet Website

www.barings.com/mci

Barings Corporate Investors c/o Barings LLC 300 S Tryon St., Suite 2500 Charlotte, NC 28202 1-866-399-1516

Investment Objective and Policy

Barings Corporate Investors (the “Trust”) is a closed-end management investment company, first offered to the public in 1971, whose shares are traded on the New York Stock Exchange under the trading symbol “MCI”. The Trust’s share price can be found in the financial section of most newspapers under either the New York Stock Exchange listings or Closed-End Fund Listings.

The Trust’s investment objective is to maintain a portfolio of securities providing a current yield and, when available, an opportunity for capital gains. The Trust’s principal investments are privately placed, below-investment grade, long-term debt obligations including bank loans and mezzanine debt instruments. Such private placement securities may, in some cases, be accompanied by equity features such as common stock, preferred stock, warrants, conversion rights, or other equity features. The Trust typically purchases these investments, which are not publicly tradable, directly from their issuers in private placement transactions. These investments are typically made to small or middle market companies. In addition, the Trust may invest, subject to certain limitations, in marketable debt securities (including high yield and/or investment grade securities) and marketable common stocks. Below-investment grade or high yield securities have predominantly speculative characteristics with respect to the capacity of the issuer to pay interest and repay principal.

The Trust distributes substantially all of its net income to shareholders each year. Accordingly, the Trust pays dividends to shareholders in January, May, August, and November. The Trust pays dividends to its shareholders in cash, unless the shareholder elects to participate in the Dividend Reinvestment and Share Purchase Plan.

Form N-PORT

The Trust files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on part F of Form N-PORT. This information is available (i) on the SEC’s website at http://www.sec.gov; and (ii) at the SEC’s Public Reference Room in Washington, DC (which information on their operation may be obtained by calling 1-800-SEC-0330).

A complete schedule of portfolio holdings as of each quarter-end is available upon request by calling, toll-free, 866-399-1516.

Proxy Voting Policies & Procedures; Proxy Voting Record

The Trustees of the Trust have delegated proxy voting responsibilities relating to the voting of securities held by the Trust to Barings LLC (“Barings”). A description of Barings’ proxy voting policies and procedures is available (1) without charge, upon request, by calling, toll-free 866-399-1516; (2) on the Trust’s website at www.barings.com/mci; and (3) on the SEC’s website at http://www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) on the Trust’s website at www.barings.com/mci; and (2) on the SEC’s website at http://www.sec.gov.

Legal Matters

The Trust has entered into contractual arrangements with an investment adviser, transfer agent and custodian (collectively “service providers”) who each provide services to the Trust. Shareholders are not parties to, or intended beneficiaries of, these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.

Under the Trust’s Bylaws, any claims asserted against or on behalf of the Trust, including claims against Trustees and officers must be brought in courts located within the Commonwealth of Massachusetts.

The Trust’s registration statement and this shareholder report are not contracts between the Trust and its shareholders and do not give rise to any contractual rights or obligations or any shareholder rights other than any rights conferred explicitly by federal or state securities laws that may not be waived.

2

Barings Corporate Investors

TO OUR SHAREHOLDERS

October 31, 2020

We are pleased to present the September 30, 2020 Quarterly Report of Barings Corporate Investors (the “Trust”).

The Board of Trustees declared a quarterly dividend of $0.24 per share, payable on November 13, 2020 to shareholders of record on November 2, 2020. The Trust paid a $0.24 per share dividend for the preceding quarter. The Trust earned $0.21 per share of net investment income for the third quarter of 2020, compared to $0.21 per share in the previous quarter.

During the third quarter, the net assets of the Trust increased to $298,454,711 or $14.73 per share compared to $290,410,387 or $14.33 per share on June 30, 2020. This translates to a 4.5% total return for the quarter, based on the change in the Trust’s net assets assuming the reinvestment of all dividends. Longer term, the Trust returned 3.4%, 6.0%, 8.3%, 10.8%, and 12.2% for the 1, 3, 5, 10, and 25-year periods, respectively, based on the change in the Trust’s net assets assuming the reinvestment of all dividends.

The Trust’s share price decreased 5.3% during the quarter, from $13.44 per share as of June 30, 2020 to $12.50 per share as of September 30, 2020. The Trust’s market price of $12.50 per share equates to a 15.1% discount to the September 30, 2020 net asset value per share of $14.73. The Trust’s average quarter-end discount/premium for the 3, 5 and 10-year periods was -1.1%, 4.1% and 10.0%, respectively. U.S. fixed income markets, as approximated by the Bloomberg Barclays U.S. Corporate High Yield Index and the Credit Suisse Leverage Loan Index, increased 4.6% and 4.1% for the quarter, respectively.

The Trust closed three new private placement investments and five add-on investments to existing portfolio companies during the third quarter. The total amount invested by the Trust in these transactions was $5,550,818. Of note, the new platform investments were floating rate term loans and the add-on investments were three floating rate term loans, one subordinated note with an equity co-investment and one small equity co-investment.

Middle-market merger and acquisition activity improved during the third quarter of 2020, however, year-to-date sponsored lending volume is down 39% compared to 2019 (Refinitiv). M&A activity has improved as local, state, and federal governments across North America focused on working towards reopening their communities. There have been further positive developments with communities reopening and encouraging news regarding potential vaccines. However, there have been some disappointing developments with cases re-emerging and new restrictions being put in place in some communities. To be clear, navigating the effect of COVID-19 introduces levels of portfolio stress. During the third quarter, two mezzanine debt issuers deferred their quarterly interest payment and were placed on non-accrual. Yet, the new non-accrual investments represents less than $0.01 per share in quarterly income for the Trust and, on a go forward basis, we would expect to see improved credit performance based on our increasing mix of first lien senior secure loans.

To manage through this unique period of investment volatility, we continue to be selective in our investment choices and maintain our underwriting discipline throughout multiple cycles. First, the Trust has been investing in first lien senior secured loans in high-quality companies in defensive sectors and is well diversified by industry. This was a strategy put in place over three years ago and has provided strong risk adjusted returns for the Trust given their senior position in the capital stack. As of September 30, 2020, 44.7% of the Trust’s investment portfolio is in first lien senior secured loans compared to 2.6% as of December 31, 2017. These investments have proven resilient to date and their management teams now have the benefit of having a wealth of knowledge to draw upon from working in such unique and challenging circumstances. Second, we hold meaningful investment liquidity based on the Trust’s combined available cash balance and short-term investments of $28,929,447 or 9.2%, and a low leverage profile at 0.10x as of September 30, 2020. Strong liquidity also provides ample support to our current portfolio companies to the extent the duration of COVID-19 related stress extends. Third, we continue to be selective in pruning our equity investments and reinvesting the proceeds into first lien senior secured investments further driving investment income. As always, the Trust continues to benefit from strong relationships with our financial sponsor partners which provides clear benefits including potential access to additional capital if needed, strategic thinking alongside their management teams and high-quality and timely information which is only available in a private market setting. This allows us to work constructively together and maximize the portfolio companies’ long-term health and value.

(Continued)

1

In closing, we believe it is always appropriate to provide views on the Trust’s long-term dividend policy which is to say, ‘we believe that long-term dividends should be a reflection of long-term core earnings power, even when core earnings power is lower as a result of a higher quality asset mix’. The Trust’s recently announced dividend of $0.24 per share sits slightly above our most recently reported net investment income of $0.21 per share. That said, as we continue to both (1) deploy the Trust’s excess liquidity and (2) seek opportunities to shift the Trust’s non-yielding equity investments to senior secured loans, we expect long-term earnings power to meet the dividend distribution.

Thank you for your continued interest in and support of Barings Corporate Investors.

Sincerely,

Christina Emery

President

Portfolio Composition as of 9/30/20*

* Based on market value of total investments

Cautionary Notice: Certain statements contained in this report may be “forward looking” statements. Investors are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they are made and which reflect management’s current estimates, projections, expectations or beliefs, and which are subject to risks and uncertainties that may cause actual results to differ materially. These statements are subject to change at any time based upon economic, market or other conditions and may not be relied upon as investment advice or an indication of the Trust’s trading intent. References to specific securities are not recommendations of such securities, and may not be representative of the Trust’s current or future investments. We undertake no obligation to publicly update forward looking statements, whether as a result of new information, future events, or otherwise.

2

Barings Corporate Investors

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

September 30, 2020

(Unaudited)

Assets:

Investments (See Consolidated Schedule of Investments)

Corporate restricted securities at fair value (Cost - $258,434,579)	$250,739,935

Corporate restricted securities at market value (Cost - $30,922,208)	31,025,682

Corporate public securities at market value (Cost - $20,986,383)	18,513,361

Short-term securities at amortized cost	9,997,642

Total investments (Cost - $320,340,195)	310,276,620

Cash	18,931,805

Interest receivable	2,346,287

Receivable for investments sold	1,214,512

Other assets	47,064

Total assets	332,816,288

Liabilities:

Note payable	30,000,000

Payable for investments purchased	3,120,013

Investment advisory fee payable	932,671

Interest payable	135,317

Accrued expenses	173,576

Total liabilities	34,361,577

Commitments and Contingencies (See Note 8)

Total net assets	$298,454,711

Net Assets:

Common shares, par value $1.00 per share	$20,261,719

Additional paid-in capital	272,627,173

Total distributable earnings	5,565,819

Total net assets	$298,454,711

Common shares issued and outstanding (28,054,782 authorized)	20,261,719

Net asset value per share	$14.73

See Notes to Consolidated Financial Statements

3

CONSOLIDATED STATEMENT OF OPERATIONS

For the nine months ended September 30, 2020

(Unaudited)

Investment Income:

Interest	$18,738,561

Dividends	274,439

Other	201,392

Total investment income	19,214,392

Expenses:

Investment advisory fees	2,750,927

Interest	794,250

Trustees’ fees and expenses	406,000

Professional fees	220,654

Reports to shareholders	45,000

Custodian fees	25,200

Other	19,277

Total expenses	4,261,308

Investment income - net	14,953,084

Net realized and unrealized loss on investments:

Net realized loss on investments before taxes	(1,469,674)

Income tax expense	(714,657)

Net realized loss on investments after taxes	(2,184,331)

Net increase/(decrease) in unrealized appreciation/(depreciation) of investments before taxes	(13,390,066)

Net increase/(decrease) in unrealized appreciation/(depreciation) of investments after taxes	(13,390,066)

Net loss on investments	(15,574,397)

Net decrease in net assets resulting from operations	$(621,313)

See Notes to Consolidated Financial Statements

4

Barings Corporate Investors

CONSOLIDATED STATEMENT OF CASH FLOWS

For the nine months ended September 30, 2020

(Unaudited)

Net decrease in cash:

Cash flows from operating activities:

Purchases/Proceeds/Maturities from short-term portfolio securities, net	$2,394,217

Purchases of portfolio securities	(53,032,679)

Proceeds from disposition of portfolio securities	49,306,797

Interest, dividends and other income received	17,379,322

Interest expense paid	(794,250)

Operating expenses paid	(3,444,763)

Income taxes paid	(1,765,893)

Net cash provided by operating activities	10,042,751

Cash flows from financing activities:

Cash dividends paid from net investment income	(15,793,439)

Receipts for shares issued on reinvestment of dividends	552,229

Net cash used for financing activities	(15,241,210)

Net decrease in cash	(5,198,459)

Cash - beginning of period	24,130,264

Cash - end of period	$18,931,805

Reconciliation of net decrease in net assets to net cash provided by operating activities:

Net decrease in net assets resulting from operations	$(621,313)

Decrease in investments	10,306,842

Increase in interest receivable	(499,961)

Decrease in receivable for investments sold	(1,003,208)

Increase in other assets	(44,452)

Increase in payable for investments purchased	2,933,784

Decrease in investment advisory fee payable	(30,608)

Increase in accrued expenses	52,903

Decrease in tax payable	(1,051,236)

Total adjustments to net assets from operations	10,664,064

Net cash provided by operating activities	$10,042,751

See Notes to Consolidated Financial Statements

5

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	For the nine months ended 9/30/2020 (Unaudited)	For the year ended 12/31/2019
Increase / (decrease) in net assets:

Operations:

Investment income - net	$14,953,084	$22,580,877

Net realized gain / (loss) on investments after taxes	(2,184,331)	2,075,608

Net change in unrealized appreciation / (depreciation) of investments after taxes	(13,390,066)	14,356,428

Net (decrease) / increase in net assets resulting from operations	(621,313)	39,012,913

Increase from common shares issued on reinvestment of dividends

Common shares issued (2020 -35,674; 2019 -143,176)	552,229	2,207,616

Dividends to shareholders from:

Distributable earnings to Common Stock Shareholders (2020 - $0.48 per share; 2019 - $1.20 per share)	(9,725,625)	(24,208,554)

Total (decrease) / increase in net assets	(9,794,709)	17,011,975

Net assets, beginning of period/year	308,249,420	291,237,445

Net assets, end of period/year	$298,454,711	$308,249,420

See Notes to Consolidated Financial Statements

6

Barings Corporate Investors

CONSOLIDATED SELECTED FINANCIAL HIGHLIGHTS

Selected data for each share of beneficial interest outstanding:

	For the nine months ended 9/30/2020		For the years ended December 31,
	(Unaudited)		2019	2018	2017	2016
Net asset value:
Beginning of period / year	$15.24		$14.50	$15.22	$14.23	$14.03

Net investment income (a)	0.74		1.11	1.21	1.27	1.12

Net realized and unrealized gain/(loss) on investments	(0.77)		0.82	(0.73)	0.92	0.26

Total from investment operations	(0.03)		1.93	0.48	2.19	1.38

Dividends from net investment income to common shareholders	(0.48)		(1.20)	(1.20)	(1.20)	(1.20)

Increase from dividends reinvested	0.00		0.01	0.00	0.00	0.02

Total dividends	(0.48)		(1.19)	(1.20)	(1.20)	(1.18)

Net asset value: End of period / year	$14.73		$15.24	$14.50	$15.22	$14.23

Per share market value:
End of period / year	$12.50		$16.86	$14.70	$15.26	$15.48

Total investment return
Net asset value (b)	(0.06%	)	13.71%	3.17%	15.72%	10.13%

Market value (b)	(23.18%	)	23.77%	4.54%	6.86%	(3.49% )

Net assets (in millions):
End of period / year	$298.45		$308.25	$291.24	$303.53	$281.57

Ratio of total expenses to average net assets (c)	2.23% (d	)	2.33%	2.87%	3.63%	2.92%

Ratio of operating expenses to average net assets	1.55% (d	)	1.57%	1.71%	1.59%	1.56%

Ratio of interest expense to average net assets	0.36% (d	)	0.35%	0.35%	0.51%	0.56%

Ratio of income tax expense to average net assets	0.32% (d	)	0.42%	0.81%	1.53%	0.80%

Ratio of net investment income to average net assets	6.70% (d	)	7.41%	8.00%	8.49%	7.80%

Portfolio turnover	17%		21%	48%	25%	29%

(a)	Calculated using average shares.
(b)	Net asset value return represents portfolio returns based on change in the Trust’s net asset value assuming the reinvestment of all dividends and distributions which differs from the total investment return based on the Trust’s market value due to the difference distributions which differs from the total investment return based on the Trust’s market value due to the difference between the Trust’s net asset value and the market value of its shares outstanding; past performance is no guarantee of future results.
(c)	Total expenses include income tax expense.
(d)	Annualized.

Senior borrowings:
Total principal amount (in millions)	$30	$30	$30	$30	$30

Asset coverage per $1,000 of indebtedness	$10,948	$11,275	$10,708	$11,118	$10,386

See Notes to Consolidated Financial Statements

7

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2020

(Unaudited)

Corporate Restricted Securities - 94.41%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 84.01%: (C)

1WorldSync, Inc.
A product information sharing platform that connects manufacturers/suppliers and key retailers via the Global Data Synchronizatoin Network.
6.98% Term Loan due 6/24/2025 (LIBOR +5.750%)	$3,465,337	07/01/19	$3,409,740	$3,396,030

Accelerate Learning
A provider of standards-based, digital science education content of K-12 schools.
4.77% Term Loan due 12/31/2024 (LIBOR + 4.500%)	$2,028,215	12/19/18	1,999,698	1,928,390

Advanced Manufacturing Enterprises LLC

A designer and manufacturer of large, custom gearing products for a number of critical customer applications.
Limited Liability Company Unit (B)	4,669 uts.	*	498,983	—
* 12/07/12, 07/11/13 and 06/30/15.

AFC - Dell Holding Corporation

A distributor and provider of inventory management services for “C-Parts” used by OEMs in their manufacturing and production facilities.
13% (1% PIK) Senior Subordinated Note due 02/28/2022	$3,898,101	*	3,877,852	3,898,101
12% Junior Subordinated Note due 02/28/2023	405,898	08/17/20	379,447	397,450
Preferred Stock (B)	148 shs.	**	—	15,503
Preferred Stock Series A (B)	2,344 shs.	***	234,367	387,896
Preferred Stock Series V (B)	107 shs.	****	10,654	12,456
Common Stock (B)	757 shs.	**	757	130,759
Common Stock Series B (B)	89 shs.	***	—	15,430
* 03/27/15, 11/16/18, 07/01/19, 12/05/19 and 08/14/2020.			4,503,077	4,857,595
** 03/27/15, 11/15/18 and 12/31/19.
*** 03/27/15, 11/15/18, 07/01/19, 12/31/19 and 08/14/2020
**** 03/27/15, 11/15/18, 07/01/19 and 12/31/19

Aftermath, Inc.
A provider of crime scene cleanup and biohazard remediation services.
6.75% Term Loan due 04/10/2025 (LIBOR + 5.750%)	$2,463,344	04/09/19	2,421,573	2,407,919

8

Barings Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

September 30, 2020

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

American Scaffold, Inc.
A provider of scaffolding and environmental containment solutions.
6.32% Term Loan due 09/06/2025 (LIBOR + 5.250%)	$2,685,874	09/06/19	$2,636,221	$2,612,012

AMS Holding LLC

A leading multi-channel direct marketer of high-value collectible coins and proprietary-branded jewelry and watches.
Limited Liability Company Unit Class A Preferred (B) (F)	273 uts.	10/04/12	272,727	447,322

ASC Holdings, Inc.
A manufacturer of capital equipment used by corrugated box manufacturers.
13% (1% PIK) Senior Subordinated Note due 05/18/2021	$1,809,248	11/19/15	1,804,625	1,751,396
Limited Liability Company Unit (B)	225,300 uts.	11/18/15	225,300	68,942
			2,029,925	1,820,338
ASPEQ Holdings

A manufacturer of highly-engineered electric heating parts and equipment for a range of industrial, commercial, transportation and marine applications.
6.25% Term Loan due 10/31/2025 (LIBOR + 5.250%)	$2,502,172	11/08/19	2,470,256	2,464,639

Audio Precision
A provider of high-end audio test and measurement sensing instrumentation software and accessories.
6.22% Term Loan due 07/27/2024 (LIBOR + 6.000%)	$3,733,500	10/30/18	3,682,709	3,649,496

Aurora Parts & Accessories LLC
A distributor of aftermarket over-the-road semi-trailer parts and accessories sold to customers across North America.
Preferred Stock (B)	425 shs.	08/17/15	424,875	424,875
Common Stock (B)	425 shs.	08/17/15	425	2,018
			425,300	426,893
BBB Industries LLC
A supplier of re-manufactured parts to the North American automotive aftermarket.
9.58% Second Lien Term Loan due 06/26/2026 (LIBOR +8.500%)	$3,500,000	08/02/18	3,423,286	3,074,400

9

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

September 30, 2020

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

BCC Software, Inc.
A provider of software and data solutions which enhance mail processing to help direct mail marketers realize discounts from the U.S. Postal Service, avoid penalties associated with mailing errors, and improve the accuracy and efficiency of marketing campaigns.
12% (1% PIK) Senior Subordinated Note due 04/11/2023	$3,925,557	*	$3,882,674	$3,972,887
Preferred Stock Series A (B)	55 shs.	*	552,214	552,200
Common Stock Class A (B)	1,590 shs.	*	1,748	1,230,174
* 10/11/17 and 01/28/19.			4,436,636	5,755,261

BDP International, Inc.
A provider of transportation and related services to the chemical and life sciences industries.
5.75% Term Loan due 12/14/2024 (LIBOR + 4.750%)	$4,912,500	12/18/18	4,843,541	4,912,500

Beacon Pointe Advisors, LLC
An integrated wealth management platform with comprehensive financial planning capabilities for high net worth clients with complex financial needs.
6.00% Term Loan due 03/31/2026 (LIBOR + 5.000%)	$1,993,636	03/31/20	1,223,899	1,228,684

BEI Precision Systems & Space Company, Inc.
A provider of advanced design, manufacturing, and testing for custom optical encoder-based positioning systems, precision accelerometers, and micro scanners.
12% (1% PIK) Senior Subordinated Note due 04/28/2024	$3,042,214	04/28/17	3,006,015	3,042,214
Limited Liability Company Unit (B)	8,454 uts.	*	845,385	831,038
* 04/28/17 and 02/07/19.			3,851,400	3,873,252

Blue Wave Products, Inc.
A distributor of pool supplies.
13% (1% PIK) Senior Subordinated Note due 12/31/2020	$146,898	10/12/12	146,880	146,170
Common Stock (B)	114,894 shs.	10/12/12	114,894	200,334
Warrant, exercisable until 2022, to purchase common stock at $.01 per share (B)	45,486 shs.	10/12/12	45,486	79,311
			307,260	425,815
BlueSpire Holding, Inc.

A marketing services firm that integrates strategy, technology, and content to deliver customized marketing solutions for clients in the senior living, financial services and healthcare end markets.
Common Stock (B)	6,000 shs.	06/30/15	1,902,077	78,475

10

Barings Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

September 30, 2020

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Brown Machine LLC
A designer and manufacturer of thermoforming equipment used in the production of plastic packaging containers within the food and beverage industry.
6.25% Term Loan due 10/04/2024 (LIBOR + 5.250%)	$1,416,654	10/03/18	$1,404,827	$1,381,238

Cadence, Inc.
A full-service contract manufacturer (“CMO”) and supplier of advanced products, technologies, and services to medical device, life science, and industrial companies.
5.50% Lien Term Loan due 04/30/2025 (LIBOR + 4.500%)	$2,235,054	*	2,205,343	2,156,706
* 05/14/18 and 05/31/19.

Cadent, LLC

A provider of advertising solutions driven by data and technology.
6.50% Term Loan due 09/07/2023 (LIBOR + 5.500%)	$2,018,803	09/04/18	2,006,879	1,982,465

CHG Alternative Education Holding Company
A leading provider of publicly-funded, for profit pre-K-12 education services targeting special needs children at therapeutic day schools and “at risk” youth through alternative education programs.
13.5% (1.5% PIK) Senior Subordinated Note due 03/31/2023	$2,476,735	01/19/11	2,476,410	2,476,735
14% (2% PIK) Senior Subordinated Note due 03/31/2023	$663,501	08/03/12	663,224	663,501
Common Stock (B)	1,125 shs.	01/19/11	112,500	110,038
Warrant, exercisable until 2021, to purchase common stock at $.01 per share (B)	884 shs.	01/19/11	87,750	86,497
			3,339,884	3,336,771
Clarion Brands Holding Corp.

A portfolio of six over-the-counter (OTC) pharmaceutical brands whose products are used to treat tinnitus or ringing of the ear, excessive sweating, urinary tract infections, muscle pain, and skin conditions.
Limited Liability Company Unit (B)	3,759 uts.	07/18/16	384,020	703,714

Claritas Holdings, Inc.

A market research company that provides market segmentation insights to customers engaged in direct-to-consumer and business-to-business marketing activities.
7.00% Term Loan due 12/31/2023 (LIBOR + 6.000%)	$3,298,238	12/20/18	3,245,134	3,200,610

11

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

September 30, 2020

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Clubessential LLC
A leading SaaS platform for private clubs and resorts.
6.50% Term Loan due 11/30/2023 (LIBOR + 5.500%)	$3,491,250	01/09/20	$3,443,521	$3,426,662

Command Alkon

A vertical-market software and technology provider to the heavy building materials industry delivering purpose-built, mission critical products that serve as the core operating & production systems for ready-mix concrete producers, asphalt producers, and aggregate suppliers.
9.25% Term Loan due 04/17/2027 (LIBOR + 8.250%)	$3,454,807	04/23/20	3,357,634	3,381,910
Limited Liability Company Unit	37 uts.	04/23/20	36,534	47,797
Class B Partnership Units	13,449 uts.	04/23/20	—	—
			3,394,168	3,429,707
Concept Machine Tool Sales, LLC

A full-service distributor of high-end machine tools and metrology equipment, exclusively representing a variety of global manufacturers in the Upper Midwest.
6.00% Term Loan due 01/31/2025 (LIBOR + 5.000%)	$1,301,016	01/30/20	1,278,471	1,198,236
Limited Liability Company Unit (F)	2,437 uts.	01/30/20	97,608	73,308
			1,376,079	1,271,544
CORA Health Services, Inc.
A provider of outpatient rehabilitation therapy services.
11% (1% PIK) Term Loan due 05/05/2025	$3,149,054	*	2,973,345	2,730,905
Preferred Stock Series A (B)	1,538 shs.	06/30/16	5,371	236,646
Common Stock Class A (B)	7,692 shs.	06/30/16	7,692	37,042
* 05/01/18, 06/28/19 and 02/20/20.			2,986,408	3,004,593

Dart Buyer, Inc.

A manufacturer of helicopter aftermarket equipment and OEM Replacement parts for rotorcraft operators, providers and OEMs.
5.75% Term Loan due 04/01/2025 (LIBOR + 5.250%)	$3,470,373	04/01/19	2,839,122	2,830,465

12

Barings Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

September 30, 2020

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Del Real LLC
A manufacturer and distributor of fully-prepared fresh refrigerated Hispanic entrees as well as side dishes that are typically sold on a heat-and-serve basis at retail grocers.
11% Senior Subordinated Note due 04/06/2023 (D)	$2,882,353	10/07/16	$2,848,206	$2,594,118
Limited Liability Company Unit (B) (F)	748,287 uts.	*	748,548	198,974
* 10/07/16, 07/25/18, 03/13/19 and 06/17/19.			3,596,754	2,793,092

Discovery Education, Inc.
A provider of standards-based, digital education content for K-12 schools.
4.15% Term Loan due 04/30/2024 (LIBOR + 4.000%)	$4,761,403	04/20/18	4,704,622	4,736,643

Dohmen Life Science Services

A provider of drug commercialization services for pharmaceutical and biotech companies, beginning in the late clinical trial phases.
8.61% Second Lien Term Loan due 03/12/2026 (LIBOR + 8.250%)	$2,774,545	03/09/18	2,728,782	2,612,789

DPL Holding Corporation
A distributor and manufacturer of aftermarket undercarriage parts for medium and heavy duty trucks and trailers.
Preferred Stock (B)	61 shs.	05/04/12	605,841	826,824
Common Stock (B)	61 shs.	05/04/12	67,316	—
			673,157	826,824
Dunn Paper

A provider of specialty paper for niche product applications.
9.75% Second Lien Term Loan due 8/31/2023 (LIBOR + 8.750%)	$3,500,000	09/28/16	3,470,431	3,392,900

Electronic Power Systems
A provider of electrical testing services for apparatus equipment and protection & controls infrastructure.
4.97% Term Loan due 12/21/2024 (LIBOR + 4.750%)	$3,303,704	12/21/18	3,268,732	3,293,133
Common Stock (B)	109 shs.	12/28/18	108,565	215,806
			3,377,297	3,508,939
Elite Sportswear Holding, LLC
A designer and manufacturer of gymnastics, competitive cheerleading and swimwear apparel in the U.S. and internationally.
11.5% (1% PIK) Senior Subordinated Note due 09/20/2022 (D)	$3,223,328	10/14/16	3,182,857	—
Limited Liability Company Unit (B) (F)	204 uts.	10/14/16	324,074	—
			3,506,931	—

13

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

September 30, 2020

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

English Color & Supply LLC
A distributor of aftermarket automotive paint and related products to collision repair shops, auto dealerships and fleet customers through a network of stores in the Southern U.S.
11.5% (0.5% PIK) Senior Subordinated Note due 12/31/2023	$2,737,176	06/30/17	$2,706,989	$2,705,125
Limited Liability Company Unit (B) (F)	806,916 uts.	06/30/17	806,916	755,269
			3,513,905	3,460,394
E.S.P. Associates, P.A.
A professional services firm providing engineering, surveying and planning services to infrastructure projects.
Limited Liability Company Unit (B)	574 uts.	06/29/18	574,468	549,567

F G I Equity LLC
A manufacturer of a broad range of filters and related products that are used in commercial, light industrial, healthcare, gas turbine, nuclear, laboratory, clean room, hotel, educational system, and food processing settings.
Limited Liability Company Unit Class B-1 (B)	394,737 uts.	12/15/10	338,744	4,535,458
Limited Liability Company Unit Class B-2 (B)	49,488 uts.	12/15/10	42,469	568,608
Limited Liability Company Unit Class B-3 (B)	39,130 uts.	08/30/12	83,062	459,776
Limited Liability Company Unit Class C (B)	9,449 uts.	12/20/10	52,992	633,861
			517,267	6,197,703
Foundation Risk Partners, Corp.
A retail insurance brokerage firm focused on providing commercial P&C and employee benefits solutions to small and medium-sized clients.
5.75% First Lien Term Loan due 08/31/2026 (LIBOR + 4.750%)	$1,333,333	09/30/20	136,667	136,667
9.50% Second Lien Term Loan due 11/10/2024 (LIBOR + 8.500%)	$666,667	09/30/20	37,222	37,222
			173,889	173,889
GD Dental Services LLC
A provider of convenient “onestop” general, specialty, and cosmetic dental services with 21 offices located throughout South and Central Florida.
Limited Liability Company Unit Preferred (B)	182 uts.	10/05/12	182,208	—
Limited Liability Company Unit Common (B)	1,840 uts.	10/05/12	1,840	—
			184,048	—
gloProfessional Holdings, Inc.
A marketer and distributor of premium mineral-based cosmetics, cosmeceuticals and professional hair care products to the professional spa and physician’s office channels.
14% (2% PIK) Senior Subordinated Note due 11/30/2021 (D)	$3,312,324	03/27/13	2,374,812	2,815,475
Preferred Stock (B)	709 shs.	03/29/19	708,661	846,178
Common Stock (B)	2,835 shs.	03/27/13	283,465	31,482
			3,366,938	3,693,135

14

Barings Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

September 30, 2020

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

GraphPad Software, Inc.
A provider of data analysis, statistics and graphing software solution for scientific research applications, with a focus on the life sciences and academic end-markets.
7.00% Term Loan due 12/15/2023 (LIBOR + 6.000%)	$4,912,100	*	$4,859,391	$4,912,100
* 12/19/17, 12/21/17 and 04/16/19.

GTI Holding Company
A designer, developer, and marketer of precision specialty hand tools and handheld test instruments.
Common Stock (B)	2,093 shs.	*	209,271	436,937
Warrant, exercisable until 2027, to purchase common stock at $.01 per share (B)	795 shs.	02/05/14	73,633	165,965
* 02/05/14 and 11/22/17.			282,904	602,902

Handi Quilter Holding Company (Premier Needle Arts)
A designer and manufacturer of long-arm quilting machines and related components for the consumer quilting market.
Limited Liability Company Unit Preferred (B)	754 uts.	*	754,061	762,423
Limited Liability Company Unit Common Class A (B)	7,292 uts.	12/19/14	—	—
* 12/19/14 and 04/29/16.			754,061	762,423

Happy Floors Acquisition, Inc.
A wholesale importer and value-added distributor of premium European flooring tile to residential and commercial end markets.
11.5% (1% PIK) Senior Subordinated Note due 07/01/2022	$797,205	07/01/16	791,917	797,205
Common Stock (B)	303 shs.	07/01/16	303,333	664,365
			1,095,250	1,461,570
Hartland Controls Holding Corporation
A manufacturer and distributor of electronic and electromechanical components.
14% (2% PIK) Senior Subordinated Note due 12/01/2023	$2,419,224	02/14/14	2,417,453	2,419,224
14% Senior Subordinated Note due 12/01/2023	$880,841	06/22/15	880,431	880,841
Common Stock (B)	1,666 shs.	02/14/14	1,667	586,266
			3,299,551	3,886,331
HHI Group, LLC
A developer, marketer, and distributor of hobby-grade radio control products.
Limited Liability Company Unit (B) (F)	203 uts.	01/17/14	203,125	648,081

Holley Performance Products
A provider of automotive aftermarket performance products.
5.26% Term Loan due 10/17/2024 (LIBOR + 5.000%)	$4,925,000	10/24/18	4,871,307	4,914,165

15

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

September 30, 2020

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

HOP Entertainment LLC
A provider of post production equipment and services to producers of television shows and motion pictures.
Limited Liability Company Unit Class F (B) (F)	89 uts.	10/14/11	$—	$—
Limited Liability Company Unit Class G (B) (F)	215 uts.	10/14/11	—	—
Limited Liability Company Unit Class H (B) (F)	89 uts.	10/14/11	—	—
Limited Liability Company Unit Class I (B) (F)	89 uts.	10/14/11	—	—
			—	—
Hyperion Materials & Technologies, Inc.
A producer of specialty hard materials and precision tool components that are used to make precision cutting, grinding and other machining tools used by tool manufacturers and final product manufacturers.
6.50% Term Loan due 8/14/2026 (LIBOR + 5.500%)	$3,323,866	09/09/19	3,272,789	3,158,005

IM Analytics Holdings, LLC

A provider of test and measurement equipment used for vibration, noise, and shock testing.
7.22% Term Loan due 11/22/2023 (LIBOR + 6.000%)	2,206,794 uts.	11/21/19	2,189,424	1,934,476
Warrant, exercisable until 2026, to purchase common stock at $.01 per share (B)	18,488 shs.	11/25/19	—	—
			2,189,424	1,934,476
Industrial Service Solutions
A provider of maintenance, repair and overhaul services for process equipment within the industrial, energy and power end-markets.
5.77% Term Loan due 01/31/2026 (LIBOR + 4.500%)	$1,879,928	*	1,846,429	1,785,932
* 02/05/2020 and 08/12/2020

LAC Acquisition LLC
A provider of center-based applied behavior analysis treatment centers for children diagnosed with autism spectrum disorder.
6.82% Term Loan due 10/01/2024 (LIBOR + 5.750%)	$3,645,763	10/01/18	2,746,699	2,695,447
Limited Liability Company Unit Class A (F)	46,914 uts.	10/01/18	46,914	50,639
			2,793,613	2,746,086
Manhattan Beachwear Holding Company
A designer and distributor of women’s swimwear.
12.5% Senior Subordinated Note due 05/30/2022 (D)	$1,259,914	01/15/10	1,212,363	—
15% (2.5% PIK) Senior Subordinated Note due 05/30/2022 (D)	$345,759	10/05/10	343,820	—
Common Stock (B)	106 shs.	10/05/10	106,200	—
Common Stock Class B (B)	353 shs.	01/15/10	352,941	—
Warrant, exercisable until 2023, to purchase common stock at $.01 per share (B)	312 shs.	10/05/10	283,738	—
			2,299,062	—

16

Barings Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

September 30, 2020

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Master Cutlery LLC
A designer and marketer of a wide assortment of knives and swords.
13% Senior Subordinated Note due 07/20/2022 (D)	$1,736,205	04/17/15	$1,735,060	$—
Limited Liability Company Unit	9 uts.	04/17/15	1,356,658	—
			3,091,718	—
Media Recovery, Inc.
A global manufacturer and developer of shock, temperature, vibration, and other condition indicators and monitors for in-transit and storage applications.
6.75% First Out Term Loan due 11/22/2025 (LIBOR + 5.750%)	$771,707	11/25/19	758,463	739,887

MES Partners, Inc.
An industrial service business offering an array of cleaning and environmental services to the Gulf Coast region of the U.S.
Preferred Stock Series A (B)	62,748 shs.	07/25/19	25,184	—
Preferred Stock Series C (B)	2,587 shs.	09/22/20	927,966	927,966
Common Stock Class B (B)	526,019 shs.	*	495,405	—
Warrant, exercisable until 2021, to purchase common stock at $.01 per share (B)	713,980 shs.	09/22/20	—	—
* 09/30/14 and 02/28/18.			1,448,555	927,966

MeTEOR Education LLC
A leading provider of classroom and common area design services, furnishings, equipment and instructional support to K-12 schools.
12% Senior Subordinated Note due 06/20/2023	$2,297,872	03/09/18	2,272,631	2,293,664
Limited Liability Company Unit (B) (F)	456 uts.	03/09/18	459,574	275,793
			2,732,205	2,569,457
Music Reports, Inc.
An administrator of comprehensive offering of rights and royalties solutions for music and cue sheet copyrights to music and entertainment customers.
6.40% Term Loan due 08/21/2026 (LIBOR + 5.250%)	$1,259,205	08/25/20	1,228,243	1,227,725

Motion Controls Holdings
A manufacturer of high performance mechanical motion control and linkage products.
Limited Liability Company Unit Class B-1 (B) (F)	225,000 uts.	11/30/10	—	98,317
Limited Liability Company Unit Class B-2 (B) (F)	20,403 uts.	11/30/10	—	8,915
			—	107,232
Options Technology Ltd
A provider of vertically focused financial technology managed services and IT infrastructure products for the financial services industry.
5.50% Term Loan due 12/18/2025 (LIBOR + 4.500%)	$3,338,777	12/23/19	2,580,383	2,573,658

17

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

September 30, 2020

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

PANOS Brands LLC
A marketer and distributor of branded consumer foods in the specialty, natural, better-for-you,“free from” healthy and gluten-free categories.
12% (1% PIK) Senior Subordinated Note due 08/17/2022	$3,602,879	02/17/17	$3,576,810	$3,602,879
Common Stock Class B (B)	772,121 shs.	*	772,121	895,272
* 01/29/16 and 02/17/17.			4,348,931	4,498,151

PB Holdings LLC

A designer, manufacturer and installer of maintenance and repair parts and equipment for industrial customers.
5.52% Term Loan due 02/28/2024 (LIBOR + 5.250%)	$1,764,734	03/06/19	1,738,191	1,600,614

Pegasus Transtech Corporation

A provider of end-to-end document, driver and logistics management solutions, which enable its customers (carriers, brokers, and drivers) to operate more efficiently, reduce manual overhead, enhance compliance, and shorten cash conversion cycles.
8.75% Term Loan due 11/16/2022 (LIBOR + 6.500%)	$786,292	09/29/20	758,772	758,772
6.47% Term Loan due 11/17/2024 (LIBOR + 6.250%)	$3,842,523	11/14/17	3,785,854	3,746,460
			4,544,626	4,505,232
Petroplex Inv Holdings LLC
A leading provider of acidizing services to E&P customers in the Permian Basin.
Limited Liability Company Unit	0.90% int.	*	419,207	25,852
* 11/29/12 and 12/20/16.

Polytex Holdings LLC

A manufacturer of water based inks and related products serving primarily the wall covering market.
13.9% (7.9% PIK) Senior Subordinated Note due 12/31/2021 (D)	$2,170,983	07/31/14	2,159,212	1,628,237
Limited Liability Company Unit	300,485 uts.	07/31/14	300,485	—
Limited Liability Company Unit Class F	75,022 uts.	*	50,322	—
* 09/28/17 and 02/15/18.			2,510,019	1,628,237

PPC Event Services
A special event equipment rental business.
Preferred Stock Series P-1 (B)	144 shs.	07/21/20	144,094	—
Common Stock (B)	346,824 shs.	07/21/20	—	—
16.00% Term Loan due 05/28/2023 (D)	$1,819,013	07/21/20	1,257,815	—
8.00% Term Loan due 05/28/2023 (D)	$1,353,333	07/21/20	1,258,733	—
Limited Liability Company Unit (B)	7,000 uts.	11/20/14	350,000	—
Limited Liability Company Unit Series A-1 (B)	689 uts.	03/16/16	86,067	—
			3,096,709	—

18

Barings Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

September 30, 2020

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Recovery Point Systems, Inc.
A provider of IT infrastructure, colocation and cloud based resiliency services.
7.50% Term Loan due 07/31/2026 (LIBOR + 6.500%)	$2,822,561	08/12/20	$2,767,398	$2,766,110

ReelCraft Industries, Inc.

A designer and manufacturer of heavy-duty reels for diversified industrial, mobile equipment OEM, auto aftermarket, government/military and other end markets.
Limited Liability Company Unit Class B	595,745 uts.	11/13/17	374,731	1,119,120

REVSpring, Inc.

A provider of accounts receivable management and revenue cycle management services to customers in the healthcare, financial and utility industries.
8.40% Second Lien Term Loan due 10/11/2026 (LIBOR + 8.250%)	$3,500,000	10/11/18	3,420,909	3,381,350

Rock-it Cargo

A provider of specialized international logistics solutions to the music touring, performing arts, live events, fine art and specialty industries.
6.00% Term Loan due 06/22/2024 (G) (LIBOR + 2.250% Cash & 2.750% PIK)	$5,028,892	07/30/18	4,950,308	4,038,703

ROI Solutions

Call center outsourcing and end user engagement services provider.
6.00% Term Loan due 07/31/2024 (LIBOR + 5.000%)	$3,768,820	07/31/18	1,469,232	1,458,150

Ruffalo Noel Levitz

A provider of enrollment management, student retention and career services, and fundraising management for colleges and universities.
7.00% Term Loan due 05/29/2022 (LIBOR + 6.000%)	$2,583,843	01/08/19	2,564,887	2,545,086

Sandvine Corporation
A provider of active network intelligence solutions.
8.15% Second Lien Term Loan due 11/02/2026 (LIBOR + 8.000%)	$3,500,000	11/01/18	3,433,432	3,393,250

Sara Lee Frozen Foods

A provider of frozen bakery products, desserts and sweet baked goods.
5.50% Lien Term Loan due 07/30/2025 (LIBOR + 4.500%)	$3,779,833	07/27/18	3,721,195	3,498,613

19

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

September 30, 2020

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Scaled Agile, Inc.
A provider of training and certifications for IT professionals focused on software development.
5.75% Term Loan due 06/28/2025 (LIBOR + 4.750%)	$1,371,508	06/27/19	$1,361,254	$1,357,793

Soliant Holdings, LLC
A healthcare staffing platform focused on placing highly skilled professionals in the education, nursing/allied health, life sciences and pharmacy end-markets.
6.50% Term Loan due 11/30/2026 (LIBOR + 5.500%)	$2,108,502	12/27/19	2,070,867	2,066,332

Specified Air Solutions
A manufacturer and distributor of heating, dehumidification and other air quality solutions.
10.5% (0.5% PIK) Senior Subordinated Note due 06/19/2024	$2,507,474	12/19/18	2,490,016	2,532,549
Limited Liability Company Unit	1,078,873 uts.	02/20/19	1,095,236	3,146,301
			3,585,252	5,678,850
Springbrook Software
A provider of vertical-market enterprise resource planning software and payments platforms focused on the local government end-market.
6.75% Term Loan due 12/20/2026 (LIBOR + 5.750%)	$3,431,057	12/23/19	2,443,222	2,438,598

SR Smith LLC
A manufacturer of mine and tunneling ventilation products in the United States.
11% Senior Subordinated Note due 03/27/2022 (D)	$2,200,568	*	2,125,367	2,090,539
Limited Liability Company Unit Class A	2,174 uts.	*	2,152,688	3,606,565
* 03/27/17 and 08/07/18.			4,278,055	5,697,104

Strahman Holdings Inc.
A manufacturer of industrial valves and wash down equipment for a variety of industries, including chemical, petrochemical, polymer, pharmaceutical, food processing, beverage and mining.
Preferred Stock Series A (B)	317,935 shs.	12/13/13	317,935	614,201
Preferred Stock Series A-2 (B)	53,086 shs.	09/10/15	59,987	102,554
			377,922	716,755

20

Barings Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

September 30, 2020

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Sunrise Windows Holding Company
A manufacturer and marketer of premium vinyl windows exclusively selling to the residential remodeling and replacement market.
16% Senior Subordinated Note due 05/28/2021 (D)	$6,633,931	*	$4,075,756	$5,307,145
Common Stock (B)	115 shs.	12/14/10	114,504	—
Warrant, exercisable until 2020, to purchase common stock at $.01 per share (B)	112 shs.	12/14/10	111,747	—
* 12/14/10, 08/17/12 and 03/31/16.			4,302,007	5,307,145

Sunvair Aerospace Group Inc.
An aerospace maintenance, repair, and overhaul provider servicing landing gears on narrow body aircraft.
12% (1% PIK) Senior Subordinated Note due 08/01/2024 (D)	$2,827,690	07/31/15	2,785,938	2,686,305
Common Stock (B)	139 shs.	*	213,007	174,722
* 07/31/15 and 11/08/17.			2,998,945	2,861,027

The Hilb Group, LLC
An insurance brokerage platform that offers insurance and benefits programs to middle-market companies throughout the Eastern seaboard.
6.75% Term Loan due 09/30/2026 (LIBOR + 5.750%)	$3,154,051	12/02/19	2,563,651	2,556,340

Therma-Stor Holdings LLC
A designer and manufacturer of dehumidifiers and water damage restoration equipment for residential and commercial applications.
10.5% (0.5% PIK) Senior Subordinated Note due 11/30/2023	$2,810,925	11/30/17	2,810,925	2,839,034
Limited Liability Company Unit (B)	39,963 uts.	11/30/17	6,435	14,514
			2,817,360	2,853,548
Transit Technologies LLC
A software platform for the transportation market that offers end-to-end software solutions focused on operations, fleet management and telematics services.
5.00% Term Loan due 02/10/2025 (LIBOR + 4.750%)	$3,247,254	02/13/20	1,570,399	1,439,183

Trident Maritime Systems
A leading provider of turnkey marine vessel systems and solutions for government and commercial new ship construction as well as repair, refurbishment, and retrofit markets worldwide.
6.5% Unitranche Term Loan due 04/30/2024 (LIBOR + 5.500%)	$4,746,242	05/14/18	4,681,534	4,663,183

21

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

September 30, 2020

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Tristar Global Energy Solutions, Inc.
A hydrocarbon and decontamination services provider serving refineries worldwide.
12.5% (1.5% PIK) Senior Subordinated Note due 03/31/2022 (D)	$2,444,733	01/23/15	$2,444,246	$1,222,366

Truck-Lite
A leading provider of harsh environment LED safety lighting, electronics, filtration systems, and telematics for a wide range of commercial vehicles, specialty vehicles, final mile delivery vehicles, off-road/off-highway, marine, and other adjacent harsh environment markets.
7.25% Term Loan due 12/02/2026 (LIBOR + 6.250%)	$3,484,744	12/13/19	2,973,286	2,819,623

Trystar, Inc.
A niche manufacturer of temporary power distribution products for the power rental, industrial, commercial utility and back-up emergency markets.
5.82% Term Loan due 10/01/2023 (LIBOR + 4.750%)	$4,190,933	09/28/18	4,147,025	4,112,563
Limited Liability Company Unit (B) (F)	97	09/28/18	96,883	97,958
			4,243,908	4,210,521
U.S. Legal Support, Inc.
A provider of court reporting, record retrieval and other legal supplemental services.
6.75% Term Loan due 11/12/2024 (LIBOR + 5.750%)	$4,523,991	*	4,332,192	3,988,933
* 11/29/18 and 03/25/19.

U.S. Oral Surgery Management
An operator of oral surgery practices providing medically necessary treatments.
7.00% Term Loan due 12/31/2023 (LIBOR + 6.000%)	$4,925,469	*	4,842,021	4,826,959
* 01/04/19 and 10/01/19.

U.S. Retirement and Benefit Partners, Inc.
A leading independent provider of outsourced benefit design and administration and retirement services, primarily to K-12 school districts, employee unions, and governmental agencies.
9.75% Second Lien Term Loan due 02/14/2023 (LIBOR + 8.750%)	$3,262,000	03/05/18	3,215,495	3,099,879

UBEO, LLC
A dealer and servicer of printers and copiers to medium sized businesses.
11.00% Term Loan due 10/03/2024	$3,162,500	11/05/18	3,117,165	3,099,250

22

Barings Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

September 30, 2020

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Velocity Technology Solutions, Inc.
A provider of outsourced hosting services for enterprise resource planning software applications and information technology infrastructure to mid and large-sized enterprises.
7.00% Lien Term Loan due 12/07/2023 (LIBOR + 6.000%)	$4,084,500	12/07/17	$4,062,798	$4,037,937

VP Holding Company
A provider of school transportation services for special-needs and homeless children in Massachusetts and Connecticut.
5.72% First Lien Term Loan due 05/22/2024 (LIBOR + 5.500%)	$4,910,781	05/17/18	4,837,457	4,739,396

Westminster Acquisition LLC
A manufacturer of premium, all-natural oyster cracker products sold under the Westminster and Olde Cape Cod brands.
12% (1% PIK) Senior Subordinated Note due 08/03/2021 (D)	$777,225	08/03/15	775,469	194,306
Limited Liability Company Unit (B) (F)	751,212 uts.	08/03/15	751,212	—
			1,526,681	194,306
Whitebridge Pet Brands Holdings, LLC
A portfolio of natural treats and foods for dogs and cats.
Limited Liability Company Unit Class A (B) (F)	250 uts.	04/18/17	300,485	335,841
Limited Liability Company Unit Class B (B) (F)	250 uts.	04/18/17	—	164,713
			300,485	500,554
Wolf-Gordon, Inc.
A designer and specialty distributor of wallcoverings and related building products, including textiles, paint, and writeable surfaces.
Common Stock (B)	318 shs.	01/22/16	126,157	262,400

World 50, Inc.
A provider of exclusive peer-to-peer networks for C-suite executives at leading corporations.
6.25% Term Loan due 01/10/2026 (LIBOR + 5.250%)	$794,786	09/21/20	771,053	770,943
5.75% Term Loan due 12/31/2025 (LIBOR + 4.750%)	2,542,059	01/09/20	2,486,183	2,467,831
			3,257,236	3,238,774
Worldwide Express Operations, LLC
A third party logistics company providing parcel, less than truck load and truck load services focused on the small and medium business market through both company owned and franchise locations.
9.00% Second Lien Term Loan due 02/03/2025 (LIBOR + 8.000%)	$4,375,000	02/13/17	4,334,185	4,198,906

23

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

September 30, 2020

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

WP Supply Holding Corporation
A distributor of fresh fruits and vegetables to grocery wholesalers and foodservice distributors in the upper Midwest.
Common Stock (B)	4,500 shs.	11/03/11	$450,000	$390,042

York Wall Holding Company
A designer, manufacturer and marketer of wall covering products for both residential and commercial wall coverings.
Preferred Stock Series A (B)	5,957 shs.	02/05/19	595,752	595,700
Common Stock (B)	4,151 shs.	*	406,617	232,696
* 03/04/15 and 02/07/18.			1,002,369	828,396

Total Private Placement Investments (E)			$258,434,579	$250,739,935

24

Barings Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

September 30, 2020

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Interest Rate	Maturity Date	Principal Amount	Cost	Market Value

Rule 144A Securities - 10.40%:

Bonds - 10.40%
Acrisure LLC / Acrisure Finance Inc.	7.000%	11/15/25	$1,281,000	$1,213,623	$1,258,422
American Airlines Group Inc.	11.750	07/15/25	1,000,000	990,390	965,000
Apex Tool Group LLC / BC Mountain Finance Inc.	9.000	02/15/23	778,000	778,000	719,650
BWAY Holding Company	7.250	04/15/25	1,500,000	1,390,579	1,411,875
Calumet Specialty Products Partners, L.P.	11.000	04/15/25	1,000,000	1,000,000	905,000
Carlson Travel, Inc.	11.500	12/15/26	779,000	729,776	469,277
Cleveland-Cliffs, Inc.	6.750	03/15/26	1,000,000	903,078	1,017,500
Cleveland-Cliffs, Inc.	9.875	10/17/25	1,000,000	1,093,390	1,116,250
CommScope Finance LLC	8.250	03/01/27	1,000,000	953,547	1,040,000
CVR Energy Inc.	5.750	02/15/28	1,000,000	907,173	850,000
Diebold Nixdorf	9.375	07/15/25	550,000	586,600	580,250
Dominion Diamond (D)	7.125	11/01/22	1,000,000	558,977	16,000
First Quantum Minerals Ltd.	7.500	04/01/25	889,000	852,842	879,319
Gates Global LLC	6.250	01/15/26	1,200,000	1,071,084	1,236,948
Genesys Telecommunications Laboratories, Inc.	10.000	11/30/24	1,000,000	972,600	1,059,000
Golden Nugget, Inc.	8.750	10/01/25	500,000	444,454	394,375
GRD Holding III Corp.	8.750	09/01/25	705,000	710,430	736,288
Houghton Mifflin Harcourt	9.000	02/15/25	1,000,000	982,707	960,000
LBC Tank Terminals Holding Netherlands B.V.	6.875	05/15/23	859,000	866,332	852,558
New Gold Inc.	6.375	05/15/25	231,000	231,000	238,507
OPE KAG Finance Sub	7.875	07/31/23	1,016,000	1,032,487	985,520
Ortho-Clinical Diagnostics, Inc.	7.250	02/01/28	490,000	448,003	509,599
Panther BF Aggregator 2 LP	8.500	05/15/27	200,000	185,567	206,500
Perenti Finance Pty Ltd	6.500	10/07/25	1,000,000	1,000,000	1,005,620
Prime Security Services, LLC	6.250	01/15/28	1,200,000	1,061,309	1,215,000
Suncoke Energy	7.500	06/15/25	581,000	575,010	524,074
Terrier Media Buyer, Inc.	8.875	12/15/27	1,020,000	976,880	1,027,650
The Manitowoc Company, Inc.	9.000	04/01/26	1,487,000	1,478,080	1,535,328
TransDigm Group, Inc.	6.250	03/15/26	1,000,000	988,400	1,044,295
Trident TPI Holdings Inc	9.250	08/01/24	1,000,000	974,767	1,061,550
Univision	6.625	06/01/27	527,000	527,000	514,484
Veritas US Inc. / Veritas Bermuda Ltd.	10.500	02/01/24	1,500,000	1,483,740	1,410,600
Verscend Holding Corp.	9.750	08/15/26	965,000	1,023,336	1,049,235
VICI Properties, Inc.	4.625	12/01/29	1,250,000	1,039,563	1,271,875
Warrior Met Coal, Inc.	8.000	11/01/24	251,000	251,000	255,628
WESCO International, Inc.	7.125	06/15/25	316,000	316,000	344,219
WESCO International, Inc.	7.250	06/15/28	327,000	324,484	358,286

Total Bonds				30,922,208	31,025,682

25

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

September 30, 2020

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount	Cost	Market Value

Common Stock - 0.00%
Pinnacle Operating Corporation (Earnout Units) (B)	$80,841	$—	$—
TherOX, Inc. (B)	6	—	—
Touchstone Health Partnership (B)	1,168	—	—

Total Common Stock		—	—

Total Rule 144A Securities		30,922,208	31,025,682

Total Corporate Restricted Securities		$289,356,787	$281,765,617

Corporate Public Securities - 6.20%: (A)	LIBOR Spread	Interest Rate	Maturity Date	Principal Amount	Cost	Market Value

Bank Loans - 2.81%
Almonde, Inc.	7.250%	8.250%	06/13/25	$940,734	$951,845	$880,997
Almonde, Inc.	3.500	4.500	06/13/24	710,429	622,827	662,653
BMC Software Finance, Inc.	4.250	4.397	06/26/25	982,500	975,472	951,463
Confie Seguros Holding II Co	8.500	8.657	10/31/25	922,394	908,957	703,326
Edelman Financial Services	6.750	6.895	06/08/26	258,914	257,973	246,859
Envision Healthcare Corporation	3.750	3.897	10/10/25	1,497,468	1,027,818	1,076,844
Fieldwood Energy LLC (D)	7.250	—	04/01/22	1,455,992	996,676	335
Golden Nugget, Inc.	2.500	3.250	10/04/23	873,541	729,954	776,525
ION Trading Technologies S.a.r.l	4.000	5.000	11/21/24	554,196	544,955	542,879
PS Logistics LLC	4.750	5.750	03/01/25	980,000	986,313	914,771
STS Operating, Inc.	8.000	9.000	04/25/26	1,000,000	1,010,000	743,130
Wastequip, LLC	7.750	8.750	02/27/26	1,000,000	986,301	890,000

Total Bank Loans					9,999,091	8,389,782

Bonds - 2.70%
Century Communities, Inc.		5.875	07/15/25	1,285,000	1,139,981	1,335,758
Clear Channel Worldwide Holdings, Inc.		9.250	02/15/24	246,000	235,342	238,472
Genesis Energy, L.P.		6.500	10/01/25	675,000	641,252	583,875
Hecla Mining Company		7.250	02/15/28	1,000,000	943,536	1,084,000
Hughes Satellite Systems Corporation		7.625	06/15/21	1,000,000	1,001,354	1,037,500
Jupiter Resources Inc.		13.000	02/05/24	123,252	123,252	120,602
Laredo Petroleum, Inc.		10.125	01/15/28	1,000,000	786,683	590,000
Sonic Automotive, Inc.		6.125	03/15/27	204,000	204,000	210,630
Targa Resources Partners LP		4.250	11/15/23	1,200,000	1,046,928	1,188,000
Triumph Group, Inc.		7.750	08/15/25	1,000,000	1,006,465	641,250
United Rentals (North America), Inc.		4.625	10/15/25	1,000,000	894,050	1,022,500

Total Bonds					8,022,843	8,052,587

26

Barings Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

September 30, 2020

(Unaudited)

Corporate Public Securities (A) (Continued)		Maturity Date	Principal Amount	Cost	Market Value

Common Stock - 0.03%
Chase Packaging Corporation (B)			$9,541	$—	$2,385
Fieldwood Energy LLC			19,599	474,575	196
Jupiter Resources Inc.			101,360	489,882	76,020

Total Common Stock				964,457	78,601

Preferred stock - 0.33%
B. Riley Financial, Inc.			40,000	1,000,000	992,400

Total Preferred Stock				1,000,000	992,400

US Government Discount - 0.33%
Cash Management Bill		10/06/20	1,000,000	999,992	999,991

Total US Government Discount				999,992	999,991

Total Corporate Public Securities				$20,986,383	$18,513,361

Short-Term Securities:	Interest Rate/Yield^	Maturity Date	Principal Amount	Cost	Market Value

Commercial Paper - 3.35%
Avangrid, Inc.	0.253%	11/09/20	$1,000,000	$999,729	$999,729
Canadian Natural Resources	0.223	10/14/20	1,000,000	999,920	999,920
Enbridge (U.S.) Inc.	0.203	10/20/20	2,000,000	1,999,789	1,999,789
NRW.Bank	0.183	12/08/20	1,000,000	999,660	999,707
Skandinaviska Enskilda Banken (SEB)	0.220	10/08/20	2,000,000	1,999,914	1,999,914
The Walt Disney Company	0.470	02/22/21	1,000,000	998,121	998,691
Toronto-Dominion Bank	0.132	10/16/20	2,000,000	1,999,892	1,999,892

Total Short-Term Securities				$9,997,025	$9,997,642

Total Investments	103.96%			$320,340,195	$310,276,620

Other Assets	7.55				22,539,668
Liabilities	(11.51)				(34,361,577)

Total Net Assets	100.00%				$298,454,711

(A)	In each of the convertible note, warrant, convertible preferred and common stock investments, the issuer has agreed to provide certain registration rights.
(B)	Non-income producing security.
(C)	Security valued at fair value using methods determined in good faith by or under the direction of the Board of Trustees.
(D)	Defaulted security; interest not accrued.
(E)	Illiquid securities. As of September 30, 2020, the value of these securities amounted to $250,739,935 or 84.01% of net assets.
(F)	Held in CI Subsidiary Trust.
(G)	PIK non-accrual

^ Effective yield at purchase

PIK—Payment-in-kind

27

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

September 30, 2020

(Unaudited)

Industry Classification:	Fair Value/ Market Value

AEROSPACE & DEFENSE - 6.56%
American Scaffold, Inc.	$2,612,012
BEI Precision Systems & Space Company, Inc.	3,873,252
Dart Buyer, Inc.	2,830,465
Sunvair Aerospace Group Inc.	2,861,027
TransDigm Group, Inc.	1,044,295
Trident Maritime Systems	4,663,183
Trident TPI Holdings Inc	1,061,550
Triumph Group, Inc.	641,250
19,587,034

AIRLINES - 0.32%
American Airlines Group Inc.	965,000

AUTOMOTIVE - 5.27%
Aurora Parts & Accessories LLC	426,893
BBB Industries LLC	3,074,400
DPL Holding Corporation	826,824
English Color & Supply LLC	3,460,394
Holley Performance Products	4,914,165
Panther BF Aggregator 2 LP	206,500
Truck-Lite	2,819,623
15,728,799

BANKING - 1.68%
NRW.Bank	999,707
Skandinaviska Enskilda Banken (SEB)	1,999,914
Toronto-Dominion Bank	1,999,892
4,999,513

BROKERAGE, ASSET MANAGERS & EXCHANGES - 0.86%
The Hilb Group, LLC	2,556,340

BUILDING MATERIALS - 2.36%
Happy Floors Acquisition, Inc.	1,461,570
Sunrise Windows Holding Company	5,307,145
Wolf-Gordon, Inc.	262,400
7,031,115

CABLE & SATELLITE - 0.35%
Hughes Satellite Systems Corporation	1,037,500

CHEMICALS - 0.83%
LBC Tank Terminals Holding Netherlands B.V.	852,558

Fair Value/ Market Value

Pinnacle Operating Corporation (Earnout Units) (B)	$—
Polytex Holdings LLC	1,628,237
2,480,795

CONSTRUCTION MACHINERY - 0.34%
United Rentals (North America), Inc.	1,022,500

CONSUMER CYCLICAL SERVICES - 4.68%
Accelerate Learning	1,928,390
Carlson Travel, Inc.	469,277
CHG Alternative Education Holding Company	3,336,771
MeTEOR Education LLC	2,569,457
PPC Event Services	—
Prime Security Services, LLC	1,215,000
PS Logistics LLC	914,771
ROI Solutions	1,458,150
Soliant Holdings, LLC	2,066,332
13,958,148

CONSUMER PRODUCTS - 2.89%
AMS Holding LLC	447,322
Apex Tool Group LLC / BC Mountain Finance Inc.	719,650
Blue Wave Products, Inc.	425,815
Elite Sportswear Holding, LLC	—
gloProfessional Holdings, Inc.	3,693,135
GTI Holding Company	602,902
Handi Quilter Holding Company	762,423
HHI Group, LLC	648,081
Manhattan Beachwear Holding Company	—
Master Cutlery LLC	—
Whitebridge Pet Brands Holdings, LLC	500,554
York Wall Holding Company	828,396
8,628,278

DIVERSIFIED MANUFACTURING - 9.23%
Advanced Manufacturing Enterprises LLC	—
F G I Equity LLC	6,197,703
Gates Global LLC	1,236,948
Hyperion Materials & Technologies, Inc.	3,158,005
Motion Controls Holdings	107,232
Reelcraft Industries, Inc.	1,119,120
SR Smith LLC	5,697,104

See Notes to Consolidated Financial Statements

28

Barings Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

September 30, 2020

(Unaudited)

Industry Classification: (Continued)	Fair Value/ Market Value

Strahman Holdings Inc.	$716,755
The Manitowoc Company, Inc.	1,535,328
Therma-Stor Holdings LLC	2,853,548
Trystar, Inc.	4,210,521
WESCO International, Inc.	702,505
27,534,769

ELECTRIC - 1.51%
Avangrid, Inc.	999,729
Electronic Power Systems	3,508,939
4,508,668

FINANCIAL OTHER - 2.58%
Acrisure LLC / Acrisure Finance Inc.	1,258,422
Beacon Pointe Advisors, LLC	1,228,684
B. Riley Financial, Inc.	992,400
Confie Seguros Holding II Co	703,326
Edelman Financial Services	246,859
Foundation Risk Partners, Corp.	173,889
U.S. Retirement and Benefit Partners, Inc.	3,099,879
7,703,459

FOOD & BEVERAGE - 3.80%
Del Real LLC	2,793,092
PANOS Brands LLC	4,498,151
Sara Lee Frozen Foods	3,498,613
Westminster Acquisition LLC	194,306
WP Supply Holding Corporation	390,042
11,374,204

HEALTHCARE - 6.02%
Cadence, Inc.	2,156,706
CORA Health Services, Inc.	3,004,593
Dohmen Life Science Services	2,612,789
Envision Healthcare Corporation	1,076,844
GD Dental Services LLC	—
LAC Acquisition LLC	2,746,086
Ortho-Clinical Diagnostics, Inc.	509,599
TherOX, Inc.	—
Touchstone Health Partnership	—
U.S. Oral Surgery Management	4,826,959
Verscend Holding Corp.	1,049,235
17,982,811

Fair Value/ Market Value
HOME CONSTRUCTION - 0.45%
Century Communities, Inc.	$1,335,758

INDEPENDENT - 0.60%
Canadian Natural Resources	999,920
Fieldwood Energy LLC	531
Laredo Petroleum, Inc.	590,000
Jupiter Resources Inc.	196,622
1,787,073

INDUSTRIAL OTHER - 11.77%
AFC - Dell Holding Corporation	4,857,595
Aftermath, Inc.	2,407,919
ASPEQ Holdings	2,464,639
Concept Machine Tool Sales, LLC	1,271,544
E.S.P. Associates, P.A.	549,567
Hartland Controls Holding Corporation	3,886,331
Industrial Service Solutions	1,785,932
IM Analytics Holdings, LLC	1,934,476
Media Recovery, Inc.	739,887
PB Holdings LLC	1,600,614
Specified Air Solutions	5,678,850
STS Operating, Inc.	743,130
UBEO, LLC	3,099,250
Wastequip, LLC	890,000
World 50, Inc.	3,238,774
35,148,508

LODGING - 0.43%
VICI Properties, Inc.	1,271,875

MEDIA & ENTERTAINMENT - 3.94%
BlueSpire Holding, Inc.	78,475
Cadent, LLC	1,982,465
Clear Channel Worldwide Holdings, Inc.	238,472
Discovery Education, Inc.	4,736,643
HOP Entertainment LLC	—
Houghton Mifflin Harcourt	960,000
Music Reports, Inc.	1,227,725
Terrier Media Buyer, Inc.	1,027,650
The Walt Disney Company	998,691
Univision	514,484
11,764,605

See Notes to Consolidated Financial Statements

29

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

September 30, 2020

(Unaudited)

Industry Classification: (Continued)	Fair Value/ Market Value

METALS & MINING - 2.06%
Cleveland-Cliffs, Inc.	$2,133,750
Dominion Diamond	16,000
First Quantum Minerals Ltd.	879,319
Hecla Mining Company	1,084,000
New Gold Inc.	238,507
Perenti Finance Pty Ltd	1,005,620
Suncoke Energy	524,074
Warrior Met Coal, Inc.	255,628
6,136,898

MIDSTREAM - 1.26%
Enbridge (U.S.) Inc.	1,999,789
Genesis Energy, L.P.	583,875
Targa Resources Partners LP	1,188,000
3,771,664

OIL FIELD SERVICES - 0.00%
Petroplex Inv Holdings LLC	25,852

PACKAGING - 1.55%
ASC Holdings, Inc.	1,820,338
Brown Machine LLC	1,381,238
BWAY Holding Company	1,411,875
Chase Packaging Corporation	2,385
4,615,836

PAPER - 1.14%
Dunn Paper	3,392,900

PHARMACEUTICALS - 0.24%
Clarion Brands Holding Corp.	703,714

REFINING - 1.31%
Calumet Specialty Products Partners, L.P.	905,000
CVR Energy Inc.	850,000
MES Partners, Inc.	927,966
Tristar Global Energy Solutions, Inc.	1,222,366
3,905,332

RESTAURANTS - 0.39%
Golden Nugget, Inc.	1,170,900

RETAILERS - 0.32%
GRD Holding III Corp.	736,288
Sonic Automotive, Inc.	210,630
946,918

Fair Value/ Market Value
SOVEREIGN - 0.34%
Cash Management Bill	$999,991

TECHNOLOGY - 21.04%
1WorldSync, Inc.	3,396,030
Almonde, Inc.	1,543,650
Audio Precision	3,649,496
BCC Software, Inc.	5,755,261
BMC Software Finance, Inc.	951,463
Claritas Holdings, Inc.	3,200,610
Clubessential LLC	3,426,662
Command Alkon	3,429,707
CommScope Finance LLC	1,040,000
Diebold Nixdorf	580,250
GraphPad Software, Inc.	4,912,100
Genesys Telecommunications Laboratories, Inc.	1,059,000
ION Trading Technologies S.a.r.l	542,879
Options Technology Ltd	2,573,658
Recovery Point Systems, Inc.	2,766,110
REVSpring, Inc.	3,381,350
Ruffalo Noel Levitz	2,545,086
Sandvine Corporation	3,393,250
Scaled Agile, Inc.	1,357,793
Springbrook Software	2,438,598
Transit Technologies LLC	1,439,183
U.S. Legal Support, Inc.	3,988,933
Velocity Technology Solutions, Inc.	4,037,937
Veritas US Inc. / Veritas Bermuda Ltd.	1,410,600
62,819,606

TRANSPORTATION SERVICES - 7.83%
BDP International, Inc.	4,912,500
OPE KAG Finance Sub	985,520
Pegasus Transtech Corporation	4,505,232
Rock-it Cargo	4,038,703
VP Holding Company	4,739,396
Worldwide Express Operations, LLC	4,198,906
23,380,257

Total Investments - 103.96%
(Cost - $320,340,195)	$310,276,620

See Notes to Consolidated Financial Statements

30

Barings Corporate Investors

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(Unaudited)

1.	History

Barings Corporate Investors (the “Trust”) commenced operations in 1971 as a Delaware corporation. Pursuant to an Agreement and Plan of Reorganization dated November 14, 1985, approved by shareholders, the Trust was reorganized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts, effective November 28, 1985.

The Trust is a diversified closed-end management investment company. Barings LLC (“Barings”), a wholly-owned indirect subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”), acts as its investment adviser. The Trust’s investment objective is to maintain a portfolio of securities providing a current yield and, when available, an opportunity for capital gains. The Trust’s principal investments are privately placed, below-investment grade, long-term debt obligations including bank loans and mezzanine debt instruments. Such direct placement securities may, in some cases, be accompanied by equity features such as common stock, preferred stock, warrants, conversion rights, or other equity features. The Trust typically purchases these investments, which are not publicly tradable, directly from their issuers in private placement transactions. These investments are typically made to small or middle market companies. In addition, the Trust may invest, subject to certain limitations, in marketable debt securities (including high yield and/or investment grade securities) and marketable common stocks. Below-investment grade or high yield securities have predominantly speculative characteristics with respect to the capacity of the issuer to pay interest and repay capital.

On January 27, 1998, the Board of Trustees authorized the formation of a wholly-owned subsidiary of the Trust (“CI Subsidiary Trust”) for the purpose of holding certain investments. The results of CI Subsidiary Trust are consolidated in the accompanying financial statements. Footnote 2.D below discusses the Federal tax consequences of the CI Subsidiary Trust.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by the Trust in the preparation of its consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

The Trustees have determined that the Trust is an investment company in accordance with Accounting Standards Codification (“ASC”) 946, Financial Services – Investment Companies, for the purpose of financial reporting.

A. Fair Value Measurements:

Under U.S. GAAP, fair value represents the price that should be received to sell an asset (exit price) in an orderly transaction between willing market participants at the measurement date.

Determination of Fair Value

The determination of the fair value of the Trust’s investments is the responsibility of the Trust’s Board of Trustees (the “Trustees”). The Trustees have adopted procedures for the valuation of the Trust’s securities and have delegated responsibility for applying those procedures to Barings. Barings has established a Pricing Committee which is responsible for setting the guidelines used in following the procedures adopted by the Trustees and ensuring that those guidelines are being followed. Barings considers all relevant factors that are reasonably available, through either public information or information directly available to Barings, when determining the fair value of a security. The Trustees meet at least once each quarter to approve the value of the Trust’s portfolio securities as of the close of business on the last business day of the preceding quarter. This valuation requires the approval of a majority of the Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust or of Barings. In approving valuations, the Trustees will consider reports by Barings analyzing each portfolio security in accordance with the procedures and guidelines referred to above, which include the relevant factors referred to below. Barings has agreed to provide such reports to the Trust at least quarterly. The consolidated financial statements include private placement restricted securities valued at $250,739,935 (84.01% of net assets) as of September 30, 2020 the values of which have been estimated by the Trustees based on the process described above in the absence of readily ascertainable market values. Due to the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

Independent Valuation Review

Barings has engaged an independent valuation firm to provide third-party valuation consulting services at the end of each fiscal quarter which consist of certain limited procedures that the Trust identified and requested the valuation firm to perform (hereinafter referred to as the “Procedures”). The Procedures generally consist of a review of the quarterly fair values of the Trust’s middle-market loan investments, and are generally performed with respect to each middle-market loan investment at least once in every calendar year and for new middle-market loan investments, at least once in the twelve-month period subsequent to the initial investment. In addition, the Procedures will generally be performed with respect to an investment where there has been a significant change in the fair value or performance of the investment. In certain instances, the Trust may determine that it is not cost-effective, and as a result is not in the shareholders’ best interests, to request the independent valuation firm to perform the Procedures on certain investments. Such instances include, but are not limited to, situations where the fair value of the investment in the portfolio company is determined to be insignificant relative to the total investment portfolio.

31

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(Unaudited)

Upon completion of the Procedures, the valuation firm concluded that, with respect to each investment reviewed by the valuation firm, the fair value of those investments subjected to the Procedures appeared reasonable. Finally, the Trustees determined in good faith that the Trust’s investments were valued at fair value in accordance with the Trust’s valuation policies and procedures and the 1940 Act based on, among other things, the input of Barings, the Trust’s Audit Committee and the independent valuation firm.

Following is a description of valuation methodologies used for assets recorded at fair value:

Corporate Public Securities at Market Value – Bank Loans, Corporate Bonds, Preferred Stocks and Common Stocks

The Trust uses external independent third-party pricing services to determine the fair values of its Corporate Public Securities. At September 30, 2020, 100% of the carrying value of these investments was from external pricing services. In the event that the primary pricing service does not provide a price, the Trust utilizes the pricing provided by a secondary pricing service.

Public debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust’s pricing services use multiple valuation techniques to determine fair value. In instances where significant market activity exists, the pricing services may utilize a market based approach through which quotes from market makers are used to determine fair value. In instances where significant market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal underlying prepayments, collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

The Trust’s investments in bank loans are normally valued at the bid quotation obtained from dealers in loans by an independent pricing service in accordance with the Trust’s valuation policies and procedures approved by the Trustees.

Public equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sales price of that day.

At least annually, Barings conducts reviews of the primary pricing vendors to validate that the inputs used in that vendors’ pricing process are deemed to be market observable as defined in the standard. While Barings is not provided access to proprietary models of the vendors, the reviews have included on-site walk-throughs of the pricing process, methodologies and control procedures for each asset class and level for which prices are provided. The reviews also include an examination of the underlying inputs and assumptions for a sample of individual securities across asset classes, credit rating levels and various durations. In addition, the pricing vendors have an established challenge process in place for all security valuations, which facilitates identification and resolution of prices that fall outside expected ranges. Barings believes that the prices received from the pricing vendors are representative of prices that would be received to sell the assets at the measurement date (exit prices) and are classified appropriately in the hierarchy.

Corporate Restricted Securities at Fair Value – Bank Loans, Corporate Bonds

The fair value of certain notes is determined using an internal model that discounts the anticipated cash flows of those notes using a specific discount rate. Changes to that discount rate are driven by changes in general interest rates, probabilities of default and credit adjustments. The discount rate used within the models to discount the future anticipated cash flows is considered a significant unobservable input. Increases/(decreases) in the discount rate would result in a (decrease)/increase to the notes’ fair value.

The fair value of certain distressed notes is based on an enterprise waterfall methodology which is discussed in the equity security valuation section below.

Corporate Restricted Securities at Fair Value – Common Stock, Preferred Stock and Partnerships & LLC’s

The fair value of equity securities is determined using an enterprise waterfall methodology. Under this methodology, the enterprise value of the company is first estimated and that value is then allocated to the company’s outstanding debt and equity securities based on the documented priority of each class of securities in the capital structure. Generally, the waterfall proceeds from senior debt, to senior and junior subordinated debt, to preferred stock, then finally common stock.

To estimate a company’s enterprise value, the company’s trailing twelve months earnings before interest, taxes, depreciation and amortization (“EBITDA”) is multiplied by a valuation multiple.

Both the company’s EBITDA and valuation multiple are considered significant unobservable inputs. Increases/ (decreases) to the company’s EBITDA and/or valuation multiple would result in increases/ (decreases) to the equity value.

Short-Term Securities

Short-term securities with more than sixty days to maturity are valued at fair value, using external independent third-party services. Short-term securities, of sufficient credit quality, having a maturity of sixty days or less are valued at amortized cost, which approximates fair value.

32

Barings Corporate Investors

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(Unaudited)

Fair Value Hierarchy

The Trust categorizes its investments measured at fair value in three levels, based on the inputs and assumptions used to determine fair value. These levels are as follows:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Trust’s own assumptions in determining the fair value of investments)

The following table summarizes the levels in the fair value hierarchy into which the Trust’s financial instruments are categorized as of September 30, 2020.

The fair values of the Trust’s investments disaggregated into the three levels of the fair value hierarchy based upon the lowest level of significant input used in the valuation as of September 30, 2020 are as follows:

Assets:	Total	Level 1	Level 2	Level 3
Restricted Securities
Corporate Bonds	$83,983,148	$—	$31,025,682	$52,957,466
Bank Loans	165,984,773	—	932,661	165,052,112
Common Stock - U.S.	6,026,030	—	—	6,026,030
Preferred Stock	6,305,422	—	—	6,305,422
Partnerships and LLCs	19,466,244	—	—	19,466,244
Public Securities
Bank Loans	8,389,782	—	8,389,782	—
US Government Discount	999,991	—	999,991	—
Corporate Bonds	8,052,587	—	7,931,985	120,602
Common Stock - U.S.	78,601	2,385	76,020	196
Preferred Stock	992,400	—	992,400
Short-term Securities	9,997,642	1,998,398	7,999,244
Total	$310,276,620	$2,000,783	$58,347,765	$249,928,072

See information disaggregated by security type and industry classification in the Consolidated Schedule of Investments.

33

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(Unaudited)

Quantitative Information about Level 3 Fair Value Measurements*

The following table represents quantitative information about Level 3 fair value measurements as of September 30, 2020.

	Fair Value	Valuation Technique	Unobservable Inputs	Range	Weighted**
Bank Loans	$165,052,110	Income Approach	Implied Spread	4.2% to 14.5%	7.2%

Corporate Bonds	$348,418,975	Income Approach	Implied Spread	8.4% to 20.5%	11.5%

	$18,538,492	Enterprise Value Waterfall Approach	Valuation Multiple	5.0x to 10.7x	7.9x

			EBITDA	$0.1 million to $21.7 million	$8.6 million

Equity Securities***	$31,797,697	Enterprise Value Waterfall Approach	Valuation Multiple	5.0x to 17.3x	10.9x

			EBITDA	$0.0 million to $289.5 million	$69.7 million

	$196	Broker Quote	Single Broker	$0.01	$0.01
*	Excludes Level 3 assets of $120,602 which are valued based upon unadjusted prices from independent pricing services and independent indicative broker quotes where pricing inputs are not readily available.
**	The weighted averages disclosed in the table above were weighted by relative fair value
***	Including partnerships and LLC’s

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Assets:	Beginning balance at 12/31/2019	Included in earnings	Purchases	Sales	Prepayments	Transfers into Level 3	Transfers out of Level 3	Ending balance at 9/30/2020
Restricted Securities
Corporate Bonds	$92,228,739	$(8,216,057)	$(64,061)	$(17,119,995)	$(13,871,160)	$—	$—	$52,957,466
Bank Loans	153,784,961	(4,820,049)	26,154,094	(404)	(11,294,217)	1,227,727	—	165,052,112
Common Stock - U.S.	8,865,431	736,220	21	(3,575,642)	—	—	—	6,026,030
Preferred Stock	5,976,446	(379,011)	1,078,869	(370,882)	—	—	—	6,305,422
Partnerships and LLCs	19,082,729	325,022	288,750	(230,257)	—	—	—	19,466,244
Public Securities
Bank Loans	3,268,022	10,000	—	(980,000)	—	—	(2,298,022)	—
Corporate Bonds	—	(2,650)	123,252	—	—	—	—	120,602
Common Stock	—	(355,859)	—	—	—	356,055	—	196
Total	$283,206,328	$(12,702,384)	$27,580,925	$(22,277,180)	$(25,165,377)	$1,583,782	$(2,298,022)	$249,928,072

34

Barings Corporate Investors

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(Unaudited)

Income, Gains and Losses on Level 3 assets included in Net Increase in Net Assets resulting from Operations for the period are presented in the following accounts on the Statement of Operations:

	Net Increase / (Decrease) in Net Assets Resulting from Operations	Change in Unrealized Gains & (Losses) in Net Assets from assets still held

Interest (Amortization)	$512,143	—

Net realized loss on investments before taxes	$(785,284)	—

Net change in unrealized depreciation of investments before taxes	$(12,429,243)	(14,379,197)

B. Accounting for Investments:

Investment Income

Investment transactions are accounted for on the trade date. Interest income, including the amortization of premiums and accretion of discounts on bonds held using the yield-to-maturity method, is recorded on the accrual basis to the extent that such amounts are expected to be collected. Generally, when interest and/or principal payments on a loan become past due, or if the Trust otherwise does not expect the borrower to be able to service its debt and other obligations, the Trust will place the investment on non-accrual status and will cease recognizing interest income on that investment for financial reporting purposes until all principal and interest have been brought current through payment or due to a restructuring such that the interest income is deemed to be collectible. The Trust writes off any previously accrued and uncollected interest when it is determined that interest is no longer considered collectible. As of September 30, 2020, the fair value of the Trust’s non-accrual assets was $18,554,827, or 6.0% of the total fair value of the Trust’s portfolio, and the cost of the Trust’s non-accrual assets was $30,135,307, or 9.4% of the total cost of the Trust’s portfolio.

Payment-in-Kind Interest

The Trust currently holds, and expects to hold in the future, some investments in its portfolio that contain Payment-in-Kind (“PIK”) interest provisions. The PIK interest, computed at the contractual rate specified in each loan agreement, is added to the principal balance of the investment, rather than being paid to the Trust in cash, and is recorded as interest income. Thus, the actual collection of PIK interest may be deferred until the time of debt principal repayment. PIK interest, which is a non-cash source of income at the time of recognition, is included in the Trust’s taxable income and therefore affects the amount the Trust is required to distribute to its stockholders to maintain its qualification as a “regulated investment company” for federal income tax purposes, even though the Trust has not yet collected the cash.

Generally, when current cash interest and/or principal payments on an investment become past due, or if the Trust otherwise does not expect the borrower to be able to service its debt and other obligations, the Trust will place the investment on PIK non-accrual status and will cease recognizing PIK interest income on that investment for financial reporting purposes until all principal and interest have been brought current through payment or due to a restructuring such that the interest income is deemed to be collectible. The Trust writes off any accrued and uncollected PIK interest when it is determined that the PIK interest is no longer collectible. As of September 30, 2020, the fair value of the Trust’s PIK non-accrual assets was $4,038,703, or 1.3% of the total fair value of the Trust’s portfolio, and the cost of the Trust’s PIK non-accrual assets was $4,950,308, or 1.5% of the total cost of the Trust’s portfolio.

Realized Gain or Loss and Unrealized Appreciation or Depreciation of Portfolio Investments

Realized gains and losses on investment transactions and unrealized appreciation and depreciation of investments are reported for financial statement and Federal income tax purposes on the identified cost method.

C. Use of Estimates:

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

D. Federal Income Taxes:

The Trust has elected to be taxed as a “regulated investment company” under the Internal Revenue Code, and intends to maintain this qualification and to distribute substantially all of its net taxable income to its shareholders. In any year when net long-term capital gains are realized by the Trust, management, after evaluating the prevailing economic conditions, will recommend that the Trustees either designate the net realized long-term gains as undistributed and pay the Federal capital gains taxes thereon or distribute all or a portion of such net gains.

The Trust is taxed as a regulated investment company and is therefore limited as to the amount of non-qualified income that it may receive as the result of operating a trade or business, e.g. the Trust’s pro rata share of income allocable to the Trust by a partnership operating company. The Trust’s violation of this limitation could result in the loss of its status as a regulated investment company, thereby subjecting all of

35

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(Unaudited)

its net income and capital gains to corporate taxes prior to distribution to its shareholders. The Trust, from time-to-time, identifies investment opportunities in the securities of entities that could cause such trade or business income to be allocable to the Trust. The CI Subsidiary Trust (described in Footnote 1 above) was formed in order to allow investment in such securities without adversely affecting the Trust’s status as a regulated investment company.

The CI Subsidiary Trust is not taxed as a regulated investment company. Accordingly, prior to the Trust receiving any distributions from the CI Subsidiary Trust, all of the CI Subsidiary Trust’s taxable income and realized gains, including non-qualified income and realized gains, is subject to taxation at prevailing corporate tax rates. As of September 30, 2020, the CI Subsidiary Trust has incurred income tax expense of $714,657.

Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of the existing assets and liabilities and their respective tax basis. As of September 30, 2020, the CI Subsidiary Trust has no deferred tax liability.

E. Distributions to Shareholders:

The Trust records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. The Trust’s net investment income dividend is declared four times per year, in April, July, October, and December. The Trust’s net realized capital gain distribution, if any, is declared in December.

3.	Investment Services Contract

A. Services:

Under an Investment Services Contract (the “Contract”) with the Trust, Barings agrees to use its best efforts to present to the Trust a continuing and suitable investment program consistent with the investment objectives and policies of the Trust. Barings represents the Trust in any negotiations with issuers, investment banking firms, securities brokers or dealers and other institutions or investors relating to the Trust’s investments. Under the Contract, Barings also provides administration of the day-to-day operations of the Trust and provides the Trust with office space and office equipment, accounting and bookkeeping services, and necessary executive, clerical and secretarial personnel for the performance of the foregoing services.

B. Fee:

For its services under the Contract, Barings is paid a quarterly investment advisory fee of 0.3125% of the net asset value of the Trust as of the last business day of each fiscal quarter, which is approximately equal to 1.25% annually. A majority of the Trustees, including a majority of the Trustees who are not interested persons of the Trust or of Barings, approve the valuation of the Trust’s net assets as of such day.

4.	Senior Secured Indebtedness

MassMutual holds the Trust’s $30,000,000 Senior Fixed Rate Convertible Note (the “Note”) issued by the Trust on November 15, 2017. The Note is due November 15, 2027 and accrues interest at 3.53% per annum. MassMutual, at its option, can convert the principal amount of the Note into common shares. The dollar amount of principal would be converted into an equivalent dollar amount of common shares based upon the average price of the common shares for ten business days prior to the notice of conversion. For the nine months ended September 30, 2020, the Trust incurred total interest expense on the Note of $794,250.

The Trust may redeem the Note, in whole or in part, at the principal amount proposed to be redeemed together with the accrued and unpaid interest thereon through the redemption date plus a Make Whole Premium. The Make Whole Premium equals the excess of (i) the present value of the scheduled payments of principal and interest which the Trust would have paid but for the proposed redemption, discounted at the rate of interest of U.S. Treasury obligations whose maturity approximates that of the Note plus 0.50% over (ii) the principal of the Note proposed to be redeemed.

5.	Purchases and Sales of Investments

	For the nine months ended 9/30/20
	Cost of Investments Acquired	Proceeds from Sales or Maturities

Corporate restricted securities	$46,099,005	$48,821,005
Corporate public securities	9,867,458	1,489,000

The aggregate cost of investments is substantially the same for financial reporting and Federal income tax purposes as of September 30, 2020. The net unrealized depreciation of investments for financial reporting and Federal tax purposes as of September 30, 2020 is $(10,063,575) and consists of $19,886,555 appreciation and $29,950,130 depreciation.

Net unrealized depreciation of investments on the Statement of Assets and Liabilities reflects the balance net of a deferred tax accrual of $nil on net unrealized losses on the CI Subsidiary Trust.

6.	Quarterly Results of Investment Operations (unaudited)

	March 31, 2020

	Amount	Per Share
Investment income	$7,961,059
Net investment income	6,462,406	$0.32
Net realized and unrealized loss on investments (net of taxes)	(23,832,259)	(1.18)

36

Barings Corporate Investors

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(Unaudited)

	June 30, 2020

	Amount	Per Share
Investment income	$5,713,909
Net investment income	4,217,661	$0.21
Net realized and unrealized loss on investments (net of taxes)	(376,257)	(0.02)

	September 30, 2020

	Amount	Per Share
Investment income	$5,539,424
Net investment income	4,273,017	$0.21
Net realized and unrealized gain on investments (net of taxes)	8,634,119	0.43

7.	Investment Risks

In the normal course of its business, the Trust trades various financial instruments and enters into certain investment activities with investment risks. These risks include: (i) market risk, (ii) volatility risk and (iii) credit, counterparty and liquidity risk. It is the Trust’s policy to identify, measure and monitor risk through various mechanisms including risk management strategies and credit policies. These include monitoring risk guidelines and diversifying exposures across a variety of instruments, markets and counterparties. There can be no assurance that the Trust will be able to implement its credit guidelines or that its risk monitoring strategies will be successful.

The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. This pandemic, the full effects of which are still unknown, has resulted in substantial market volatility and may continue to adversely impact the prices and liquidity of the Trust’s investments and the Trust’s performance.

8.	Commitments and Contingencies

During the normal course of business, the Trust may enter into contracts and agreements that contain a variety of representations and warranties. The exposure, if any, to the Trust under these arrangements is unknown as this would involve future claims that may or may not be made against the Trust and which have not yet occurred. The Trust has no history of prior claims related to such contracts and agreements. At September 30, 2020, the Trust had the following unfunded commitments:

Investment	Unfunded Amount
ROI Solutions, LLC	$2,235,294
Transit Technologies LLC	1,623,627
Foundation Risk Partners, Corp. (1st Lien)	1,166,667
Springbrook Software	932,416
Lighthouse Autism Center	830,370
Beacon Pointe Advisors, LLC	727,273
Options Technology Ltd	698,343
Foundation Risk Partners, Corp. (2nd Lien)	611,111
Dart Buyer, Inc	570,500
The Hilb Group, LLC	518,859
Peterson Party Center, Inc.	466,667
Truck-Lite Co., LLC	448,718
CORA Health Services, Inc.	162,930
US Legal Support Inc.	120,725

37

This privacy notice is being provided on behalf of Barings LLC and its affiliates: Barings Securities LLC; Barings Australia Pty Ltd; Barings Japan Limited; Barings Investment Advisers (Hong Kong) Limited; Barings Funds Trust; Barings Global Short Duration High Yield Fund; Barings BDC, Inc.; Barings Corporate Investors and Barings Participation Investors (together, for purposes of this privacy notice, “Barings”).

When you use Barings you entrust us not only with your hard-earned assets but also with your personal and financial data. We consider your data to be private and confidential, and protecting its confidentiality is important to us. Our policies and procedures regarding your personal information are summarized below.

We may collect non-public personal information about you from:

•	Applications or other forms, interviews, or by other means;
•	Consumer or other reporting agencies, government agencies, employers or others;
•	Your transactions with us, our affiliates, or others; and
•	Our Internet website.

We may share the financial information we collect with our financial service affiliates, such as insurance companies, investment companies and securities broker-dealers. Additionally, so that we may continue to offer you products and services that best meet your investment needs and to effect transactions that you request or authorize, we may disclose the information we collect, as described above, to companies that perform administrative or marketing services on our behalf, such as transfer agents, custodian banks, service providers or printers and mailers that assist us in the distribution of investor materials or that provide operational support to Barings. These companies are required to protect this information and will use this information only for the services for which we hire them, and are not permitted to use or share this information for any other purpose. Some of these companies may perform such services in jurisdictions other than the United States. We may share some or all of the information we collect with other financial institutions with whom we jointly market products. This may be done only if it is permitted by the state in which you live. Some disclosures may be limited to your name, contact and transaction information with us or our affiliates.

Any disclosures will be only to the extent permitted by federal and state law. Certain disclosures may require us to get an “opt-in” or “opt-out” from you. If this is required, we will do so before information is shared. Otherwise, we do not share any personal information about our customers or former customers unless authorized by the customer or as permitted by law.

We restrict access to personal information about you to those employees who need to know that information to provide products and services to you. We maintain physical, electronic and procedural safeguards that comply with legal standards to guard your personal information. As an added measure, we do not include personal or account information in non-secure e-mails that we send you via the Internet without your prior consent. We advise you not to send such information to us in non-secure e-mails.

This joint notice describes the privacy policies of Barings, the Funds and Barings Securities LLC. It applies to all Barings and the Funds accounts you presently have, or may open in the future, using your social security number or federal taxpayer identification number - whether or not you remain a shareholder of our Funds or as an advisory client of Barings. As mandated by rules issued by the Securities and Exchange Commission, we will be sending you this notice annually, as long as you own shares in the Funds or have an account with Barings.

Barings Securities LLC is a member of the Financial Industry Regulatory Authority (FINRA) and the Securities Investor Protection Corporation (SIPC). Investors may obtain information about SIPC including the SIPC brochure by contacting SIPC online at www.sipc.org or calling (202)-371-8300. Investors may obtain information about FINRA including the FINRA Investor Brochure by contacting FINRA online at www.finra.org or by calling (800) 289-9999.

April 2019

38

Barings Corporate Investors

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40

Members of the Board of

Trustees

Clifford M. Noreen

Chairman

Michael H. Brown*

Barbara M. Ginader*

Edward P. Grace III*

Robert E. Joyal

Susan B. Sweeney*

Maleyne M. Syracuse*

*Member of the Audit Committee

Officers

Christina Emery

President

Jonathan Bock

Vice President & Chief

Financial Officer

Jill Dinerman

Secretary & Chief Legal Officer

Sean Feeley

Vice President

Elizabeth Murray

Principal Accounting Officer

Christopher D. Hanscom

Treasurer

Michael Cowart

Chief Compliance Officer

Jonathan Landsberg

Vice President

DIVIDEND REINVESTMENT AND SHARE PURCHASE PLAN

Barings Corporate Investors (the “Trust”) offers a Dividend Reinvestment and Share Purchase Plan (the “Plan”). The Plan provides a simple way for shareholders to add to their holdings in the Trust through the receipt of dividend shares issued by the Trust or through the investment of cash dividends in Trust shares purchased in the open market. A shareholder may join the Plan by filling out and mailing an authorization card to DST Systems, Inc., the Transfer Agent.

Participating shareholders will continue to participate until they notify the Transfer Agent, in writing, of their desire to terminate participation. Unless a shareholder elects to participate in the Plan, he or she will, in effect, have elected to receive dividends and distributions in cash. Participating shareholders may also make additional contributions to the Plan from their own funds. Such contributions may be made by personal check or other means in an amount not less than $10 nor more than $5,000 per quarter. Cash contributions must be received by the Transfer Agent at least five days (but no more then 30 days) before the payment date of a dividend or distribution.

Whenever the Trust declares a dividend payable in cash or shares, the Transfer Agent, acting on behalf of each participating shareholder, will take the dividend in shares only if the net asset value is lower than the market price plus an estimated brokerage commission as of the close of business on the valuation day. The valuation day is the last day preceding the day of dividend payment.

When the dividend is to be taken in shares, the number of shares to be received is determined by dividing the cash dividend by the net asset value as of the close of business on the valuation date or, if greater than net asset value, 95% of the closing share price. If the net asset value of the shares is higher than the market value plus an estimated commission, the Transfer Agent, consistent with obtaining the best price and execution, will buy shares on the open market at current prices promptly after the dividend payment date.

The reinvestment of dividends does not, in any way, relieve participating shareholders of any federal, state or local tax. For federal income tax purposes, the amount reportable in respect of a dividend received in newly-issued shares of the Trust will be the fair market value of the shares received, which will be reportable as ordinary income and/or capital gains.

As compensation for its services, the Transfer Agent receives a fee of 5% of any dividend and cash contribution (in no event in excess of $2.50 per distribution per shareholder.)

Any questions regarding the Plan should be addressed to DST Systems, Inc., Transfer Agent for Barings Corporate Investors’ Dividend Reinvestment and Share Purchase Plan, P.O. Box 219086, Kansas City, MO 64121-9086.

Barings Corporate Investors

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